UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2007
Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31711	99-0273889
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1500 Dragon Street, Suite B, Dallas, Texas 75207
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:	(214) 623-8446

Former name or address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On December 31, 2007, Home Solutions of America, Inc (the “Company”) entered into Independent Director Indemnification Agreements (the “Agreements”) for each of the Company’s four independent members of the Board of Directors (the “Indemnitees”) as well as Executive Officer Indemnification Agreements (also the “Agreements”) for the Company’s Chief Executive Officer and Chief Financial Officer (also the “Indemnitees”). The Agreements supplement indemnification provided under the Company’s Articles of Incorporation and By-laws or otherwise available. Copies of each of the Agreements are attached to this report as exhibits and incorporated by reference herein.
The Agreements require the Company to indemnify and hold harmless the Indemnitees should they be threatened by or made party to any Proceeding. As defined in the respective Agreements a “Proceeding” means any threatened, pending or completed action, suit, claim, demand, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or any other actual, threatened or completed proceeding, whether civil, criminal, administrative or investigative, whether formal or informal, and each case whether or not commenced prior to the date of the Agreement, in which the Indemnitee was, is or will be involved as a party or otherwise, by reason of or relating to the Indemnitee’s position with the Company and by reason of or relating to (i) any action or alleged action taken by the Indemnitee (or failure or alleged failure to act) or of any action or alleged action (or failure or alleged failure to act) on the Indemnitee’s part, while acting in such status or (ii) the fact that the Indemnitee is or was serving at the request of the Company as a director, officer, employee, partner, member, manager, trustee, fiduciary or agent of another entity, and in each case whether or not serving in such capacity at the time any loss or expense is paid or incurred.
Further, the Company must advance any and all Expenses, in connection with any Proceeding. Expenses include attorneys’ fees, disbursements and retainers, fees of experts, witness fees, travel expenses and all other disbursements or expenses paid or incurred in connection with the Proceeding, or in connection with enforcing the Indemnitee’s rights under the Agreement. The Agreement requires the Company to advance to the Indemnitee, to the fullest extent permitted by law, any and all Expenses actually and reasonably paid or incurred. If required by applicable law, advances of Expenses will be made only upon delivery to the Company of an undertaking by the Indemnitee to repay the Expenses if it is ultimately determined, by final decision by a court or arbitrator, as applicable, from which there is no further right to appeal, that the Indemnitee is not entitled to be indemnified for such expenses.
Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement.
On January 2, 2008, Home Solutions of America, Inc. (the “Company”) failed to make the required quarterly installment to its bank lending group in the amount of $1,250,000. In addition, the Company did not pay accrued interest totaling $885,074. As a result, the bank group has the right to declare an event of default under the credit facility. The bank group has taken no such action to date. The Company had previously agreed to terminate its credit facility and refinance all existing amounts on or before December 31, 2007; and this has not occurred. The Company continues in discussions with its bank lending group regarding the terms of an extension and amendments that will address both the missed payment as well as the obligation to refinance the credit facility.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On November 9, 2007, the Company filed, on Form 12b-25, a Notification of Late Filing of its Form 10-Q for the quarter ended September 30, 2007. On November 14, 2007, the Company announced that it would further delay the filing of the quarterly report past the extended filing deadline. The delay in filing is due to a previously announced ongoing audit committee investigation into related party transactions and other matters.
As previously reported, on November 15, 2007, the Company received a Nasdaq Staff Determination indicating that its failure to timely file the quarterly report with the Securities and Exchange Commission amounted to a failure to comply with a requirement under Nasdaq’s Marketplace Rule 4310(c)(14) for continued listing. The Company requested a hearing before a Nasdaq Listing Qualifications Panel to appeal the Staff Determination and such hearing had been scheduled for January 10, 2008.
The Company has withdrawn its appeal to remain listed on the Nasdaq National Market. Accordingly, the Company’s Common Stock will be delisted from the Nasdaq Stock Market effective with the opening of trading on Monday, January 7, 2008.
A copy of the Company’s press release is attached.
FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “can” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, future economic, competitive and market conditions, regulatory framework, and future business decisions, and the other factors referenced in our Annual Report on Form 10-K for the year ended December 31, 2006, which contains a list of specific risk factors that could cause actual results to differ materially from those indicated by our forward-looking statements made in this Current Report on Form 8-K, including Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(D) Exhibits.
4.1	Independent Director Indemnification Agreement — Willard W. Kimbrell

4.2	Independent Director Indemnification Agreement — Charles P. McCusker

4.3	Independent Director Indemnification Agreement — Patrick A. McGeeney

4.4	Independent Director Indemnification Agreement — Michael S. Chadwick

4.5	Executive Officer Indemnification Agreement — Frank J. Fradella

4.6	Executive Officer Indemnification Agreement — Jeffrey M. Mattich
99.1 Press Release dated January 4, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Solutions of America, Inc.
Date: January 11, 2008	By:	/s/ Jeffrey M. Mattich
		Name:	Jeffrey M. Mattich
		Title:	Chief Financial Officer

Exhibit Index
4.1	Independent Director Indemnification Agreement — Willard W. Kimbrell

4.2	Independent Director Indemnification Agreement — Charles P. McCusker

4.3	Independent Director Indemnification Agreement — Patrick A. McGeeney

4.4	Independent Director Indemnification Agreement — Michael S. Chadwick

4.5	Executive Officer Indemnification Agreement — Frank J. Fradella

4.6	Executive Officer Indemnification Agreement — Jeffrey M. Mattich
99.1 Press Release dated January 4, 2008

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